UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – February 15, 2016

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Herman O. West Drive, Exton, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 18, 2016, West Pharmaceutical Services, Inc. (the "Company") issued a press release announcing its fourth quarter and full-year 2015 financial results. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On February 15, 2016, the Company's Board of Directors approved a restructuring plan designed to repurpose several of our production facilities in support of growing high-value proprietary products and to realign operational and commercial activities to meet the needs of our new market-focused commercial organization. These changes are expected to be implemented over the next 12 to 24 months. The total 2016 charge associated with this plan will be in the range of $23 million to $28 million, the majority of which will be recorded in our first-quarter 2016 results. The charge consists of a range of $17 million to $20 million in non-cash asset write-downs associated with the discontinued use of certain trademarks and equipment, and a range of $6 million to $8 million for cash severance charges on personnel reductions representing 1% to 2% of our global workforce. Our earnings guidance includes approximately $4 million to $5 million in cost reductions from this program to be realized in 2016, with cost saving benefits growing to $8 million to $10 million in 2017.

Item 7.01 Regulation FD Disclosure.

The information set forth in “Item 2.02 Results of Operations and Financial Condition,” including the exhibit referred to therein, is incorporated herein by reference.

A copy of the Company’s presentation materials used during the call will be available for 30 days through the Investors link at the Company’s website, http://www.westpharma.com, and is also attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information contained in Item 2.02 and Item 7.01 of this report (including the exhibits attached hereto) is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section, nor will it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Forward-Looking Information

This Current Report on Form 8-K ("Form 8-K") contains a number of forward-looking statements, all of which are based on the Company's current expectations regarding future events and speak only as of the date of this Form 8-K. These forward-looking statements involve a number of risks and uncertainties and include statements about the Company's planned restructuring and anticipated cost savings. For a description of certain factors that could cause the Company's future results to differ from those expressed in any such forward-looking statements, see the risk factors disclosed in Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2014. Except as required by law or regulation, we do not intend to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	99.1	West Pharmaceutical Services, Inc. Press Release, dated February 18, 2016.
	99.2	West Pharmaceutical Services, Inc. Presentation Slides.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ William J. Federici
William J. Federici
Senior Vice President and Chief Financial Officer

February 18, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	West Pharmaceutical Services, Inc. Press Release, dated February 18, 2016.
99.2	West Pharmaceutical Services, Inc. Presentation Slides.

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